UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

(Date of Report: Date of earliest event reported)

June 24, 2011

ORGANA GARDENS INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

         Nevada                      000-13577                         88-0195105

(State or other jurisdiction Incorporated)  (Commission File No.)    (I.R.S Employer Identification No.)

                  35 South Ocean Avenue, Patchogue, NY                       11772

                    (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:

1 888 488 6882

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

1. RESIGNATION OF REGISTRANT'S DIRECTORS:

On June 24, 2011 the Registrant accepted the resignation of Matt Kelly as Secretary, Treasurer, Director and Chief Financial Officer of the Registrant. The resignation was not motivated by a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

2. APPOINTMENT OF REGISTRANT'S OFFICERS AND DIRECTORS:

On June 24, 2011, Sharon Deutsch, an American businesswoman, based in New York U.S.A., joined the Board of Directors and was appointed Secretary, Treasurer and Chief Financial Officer of the Registrant.

As of June 24, 2011, the Directors and Officers of the Registrant are:

Jaclyn Cruz – Director, President and Chief Executive Officer.

Sharon Deutsch  – Director, Secretary, Treasurer and Chief Financial Officer.

SECTION 9 -  EXHIBITS.

(c)  Exhibits

10.01:  Resignation letter for Matt Kelly.

10.02:  Consent to Act as a Director for Sharon Deutsch.

10.03:  Consent to Act as an Officer for Sharon Deutsch.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

Organa Gardens International Inc.

DATED:  June 28, 2011

/s/: Jaclyn Cruz

By: Jaclyn Cruz, President